Goldman Sachs Funds INTERNET TOLLKEEPER FUND SM Annual Report December 31, 2002
Long-term growth of capital through companies that are strategically positioned to benefit from the expansion of the Internet.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND SM Market Overview Dear Shareholder: Despite a mild economic recovery, a confluence of events served to drag down the global equity markets in 2002. Barring major or prolonged geopolitical events, the fundamentals are in place for moderate economic and corporate profit growth in 2003. This could set the stage for more favorable equity returns, and consequently lower expectations for the bond market. An Uneven Economic Rebound As the fiscal year began in January 2002, the events of September 11, 2001 continued to reverberate throughout the world. However, based on initial estimates, the U.S. economy’s average growth rate was 2.4% in 2002, following its anemic 0.3% rise in 2001. While economic expansion was a welcome relief, growth rates were uneven at best. During the first quarter of 2002, the U.S. gross domestic product (“GDP”) grew a strong 5.0% annual rate. Unfortunately, this positive news was overshadowed by a series of highly publicized accounting scandals, geopolitical concerns, and stock market volatility. These factors served to drag the economy down, with GDP slowing to a 1.3% annual rate during the second quarter. The economy displayed renewed strength during the third quarter, with solid consumer spending and a buoyant housing market helping GDP to rise 4.0%. However, during the last three months of the year, the initial growth estimate for GDP was a weak 0.7%. The prospects for war with Iraq, escalating tensions with North Korea, a slowdown in auto sales, and tepid holiday spending all hurt the economy. Acknowledging that consumer and business confidence was wavering, the Federal Reserve Board moved into action in early November by lowering the federal funds rate to 1.25%, a 41-year low.
Equities Fall Sharply
Overall, the global equity markets posted disappointing results during the reporting period. In the U.S., the S&P 500 Index fell 22.1% in 2002 — its worst performance since 1974. This also marked the third consecutive year that equities declined — the first such occurrence since 1939-1941. The market’s downturn was widespread as every sector in the S&P 500 Index declined, with Technology stocks registering the weakest performance.
The decline in the equity markets can not be attributed to a single factor but rather a confluence of negative events that collectively undermined investor confidence. These included the threat of terrorism, weak corporate profits, accounting scandals, concerns about allegations of conflicts of interest among Wall Street investment banking businesses and equity research analysts, overall market volatility, and the increasing likelihood of war in Iraq.
As they did in 2001, the equity markets rallied during the fourth quarter of 2002. After reaching a five-year low in October, stock prices rose sharply as much of the negative news appeared to be priced into the market. Investors were also encouraged by better-than-expected third quarter earnings reports. Unfortunately, it was a case of “too little, too late” to erase the market’s previous weakness.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND SM
Outlook: Reasons for Optimism
We believe the fundamentals are in place for the economic recovery to continue in 2003 and help drive stock prices higher. Consumers remain resilient and other positive forces for growth could come from increased spending in the government sector and a rebuilding of inventories. We are also encouraged by recent reports that corporate investments appear to be rising. After falling steadily since the fourth quarter of 2000, business spending rose 1.5% during the fourth quarter of 2002. In particular, computer and software expenditures rose sharply. We expect business investment and hiring to accelerate as corporate profits return.
We also believe that several of the negative factors that hurt the economy and stock prices in 2002 may be less of an issue in 2003.
Corporate Profits — Corporate profits from current operations have risen from their trough of late 2001. We’ve also seen corporate balance sheets improve and labor productivity increase at a good pace.
Accounting Irregularities — There have been dramatic steps taken by regulators designed to improve the area of corporate accounting. We believe the enactment of laws requiring cleaner and more complete corporate disclosures have set the stage for reduced investor cynicism and lower risk aversion.
Inventories — The major imbalances in inventories that inhibited growth in 2000 and 2001 have been removed. This could lead to increased production in 2003.
Deflation — Certain sectors, such as Technology, have experienced steep price declines. However, we are relatively unconcerned about widespread deflation as falling goods prices have slowed in recent quarters.
We recognize that there remain several risks that could adversely affect the economy and equity markets in 2003. As we write this letter, the timeline regarding a war with Iraq is drawing to a critical point. A prolonged military conflict could lead to sharply higher oil prices and curtail both consumer and business spending. Increased terrorist activity could also be extremely unsettling. Finally, rising unemployment could cause consumer confidence to suffer.
In summary, while risks exist, the fundamentals are in place for moderate economic and corporate profit growth in 2003. This could set the stage for more favorable equity returns and, consequently, lower expectations for the bond market.
As always, we appreciate your investment in the Goldman Sachs Funds and look forward to continuing to serve your financial needs in the years to come.
Sincerely,
David W. Blood Head, Goldman Sachs Asset Management
February 3, 2003

GOLDMAN SACHS INTERNET TOLLKEEPER FUND SM
What Differentiates Goldman Sachs Internet Tollkeeper Investment Process?
The Goldman Sachs Internet Tollkeeper Fund seeks to provide investors with a unique solution to investing in the Internet. The Fund invests in established growth companies that are strategically positioned to benefit long-term from the growth of the Internet by providing media/content, backbone/infrastructure, and services to Internet companies and Internet users.
Goldman Sachs’ Growth Equity Investment Process
1 STOCK SELECTION Buy the business: Make decisions with a view toward owning the business for decades to come
Buy high-quality growth businesses:
Long product life cycles Brand names Dominant market share Long-term sustainability of earnings
Buy at a discount to the business’ true value
2 PORTFOLIO CONSTRUCTION
Team Based: Input from each team member
Continuous Scrutiny: Daily review of market, industry and company developments
Low Turnover: A buy-and-hold strategy
RESULT
Growth stock portfolios that: are strategically positioned for long-term growth are style and capitalization-consistent most investors would feel comfortable owning if the market closed for 10 years
This Strategy — Applied to the Internet:
Media/Content Backbone/Infrastructure
Services Improved Business Model

GOLDMAN SACHS INTERNET TOLLKEEPER FUND℠

Fund Basics

as of December 31, 2002

Assets Under Management

$392.1 Million

Number of Holdings

33

NASDAQ SYMBOLS

Class A Shares

GITAX

Class B Shares

GITBX

Class C Shares

GITCX

Institutional Shares

GITIX

Service Shares

GITSX

PERFORMANCE REVIEW

January 1, 2002–December 31, 2002	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]	NASDAQ Composite Index[2]	Goldman Sachs Internet Index[2]
Class A	-39.32%	-22.10%	-31.53%	-28.82%
Class B	-39.77	-22.10	-31.53	-28.82
Class C	-39.90	-22.10	-31.53	-28.82
Institutional	-39.10	-22.10	-31.53	-28.82
Service	-39.42	-22.10	-31.53	-28.82

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The Indexes are unmanaged and do not reflect any fees or expenses. The S&P 500 and NASDAQ Composite Indexes reflect the reinvestment of dividends.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/02	Class A	Class B	Class C	Institutional	Service
One Year	-42.65%	-42.78%	-40.50%	-39.10%	-39.42%
Since Inception[5] (10/1/99)	-21.20	-21.18	-20.49	-19.51	-19.92

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 12/31/02[4]

Holding	% of Total Net Assets	Line of Business
Cablevision Systems Corp.	7.7%	Media
Microsoft Corp.	6.6	Computer Software
Viacom, Inc.	6.4	Media
QUALCOMM, Inc.	6.3	Wireless
First Data Corp.	5.3	Information Services
Dell Computer Corp.	4.8	Computer Hardware
Crown Castle International Corp.	4.3	Wireless
Westwood One, Inc.	4.2	Media
Clear Channel Communications, Inc.	4.2	Media
The Charles Schwab Corp.	4.1	Security/Asset Management

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

4

GOLDMAN SACHS INTERNET TOLLKEEPER FUND SM
Performance Overview Dear Shareholder: This report provides an overview on the performance of the Goldman Sachs Internet Tollkeeper FundSM during the one- year reporting period that ended December 31, 2002.
Performance Review
During the one-year period that ended December 31, 2002, the Fund’s Class A, B, C,
Institutional, and Service Shares generated cumulative total returns, without sales charges, of -39.32%, -39.77%, -39.90%, -39.10%, and -39.42%, respectively. Over the same time period the Fund’s benchmarks, the Goldman Sachs Internet Index, Nasdaq Composite Index, and S&P 500 Index generated cumulative total returns of -28.82%, -31.53%, and -22.10%, respectively.
Persistent lack of demand and capital spending due to the weakened economy has characterized the Technology sector and negatively affected company earnings and stock price performance. While certain stocks held in the Fund, such as QUALCOMM, Inc. and Intuit, Inc. held up well in this difficult environment, the vast majority declined in value over the year. A weak economic/advertising environment and a lack of investor confidence due to several accounting scandals, including WorldCom, Adelphia, Global Crossing and other companies in the industry, plagued the Media & Communications area. Fortunately, the Fund did not own those companies that were specifically targeted for having accounting issues. However, its heavy exposure to stocks in the Media & Communications area detracted from results and was one of the major factors behind its poor absolute and relative results during the period.
Portfolio Positioning
The Fund invests primarily in established growth businesses within the Media, Telecommunications, Technology and Internet sectors.
Portfolio Highlights
Throughout the difficult reporting period, the 24 members of the Growth Investment Team remained committed to their 22-year investment philosophy — that wealth is created through the long-term ownership of growing businesses. Throughout the past year-and-a-half, the team has taken great care to concentrate on the fundamentals of the companies held in the portfolio, particularly focusing on balance sheets and free cash flow. We have consolidated the positions in the portfolio from 76 equity names in March 2000 down to the current level of 31 equity names, and continue to increase positions in the companies where we have the strongest conviction and trim and sell those where we have less conviction. While the Fund produced a negative return in 2002, there were several key holdings that we believe offer strong long-term investment opportunities.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND SM
Intuit, Inc. (“Intuit”) — Intuit is a market leader in the e-finance world with number one market share positions in the following business segments: Quicken, Turbo Tax, Quickbooks, and Professional Tax. During difficult economic conditions, Intuit has been able to capitalize on its dominant name in the tax business by concurrently increasing prices and market share despite its competition offering a free product.
QUALCOMM, Inc. (“QUALCOMM”) — QUALCOMM is the innovator and owner of most of the key patents to Code Division Multiple Access (CDMA), the dominant wireless technology standard in the U.S and the second-most commonly used technology in the world. CDMA is the fastest growing wireless standard with over 110 million subscribers worldwide. QUALCOMM was up during the period due to CDMA launches by additional wireless carriers in the U.S. as well as strengthening international demand.
Clear Channel Communications, Inc. (“Clear Channel”) — Clear Channel has established a dominant position in the fast growing out-of-home industry, which is comprised of radio and outdoor advertising. As the world becomes more of a “commuter society” with more cars on the road for longer periods of time, people spend more time listening to their car radio and viewing billboards and we feel Clear Channel is positioned to reap the benefits.
Portfolio Outlook
We believe that the best way to capitalize on the growth of the Internet is to own established, high quality businesses that are the dominant players in their market and hold them for the long term. The companies in the portfolio are fundamentally strong, have robust balance sheets, and are the leaders in their industries. We are optimistic that the companies we own will continue to gain market share from weaker competitors. In doing so, they should improve their competitive positions through the downturn and be well positioned when a recovery occurs.
While we neither make nor rely on economic forecasts to make investment decisions, we are beginning to see signs of an economic recovery. Specifically in the Media sector, we are seeing signs that advertising spending is stabilizing and the worst appears to be behind us. Additionally, we believe the current market downturn is cyclical, not secular, in nature and that advertising spending will continue to trend upward as the economic recovery begins to strengthen.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Growth Investment Team
January 9, 2003

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Performance Summary
December 31, 2002

The following graph shows the value as of December 31, 2002, of a $10,000 investment made on October 1, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Internet Tollkeeper Fund. For comparative purposes, the performance of the Fund’s benchmarks (S&P 500 Index, NASDAQ Composite Index and Goldman Sachs Internet Index) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Internet Tollkeeper Fund’s Lifetime Performance

Growth of a $10,000 Investment, with dividends reinvested, from October 1, 1999 to December 31, 2002.

Average Annual Total Return through December 31, 2002	Since Inception	One Year

Class A (Commenced October 1, 1999)
Excluding sales charges	-19.82%	-39.32%
Including sales charges	-21.20%	-42.65%

Class B (Commenced October 1, 1999)
Excluding contingent deferred sales charges	-20.44%	-39.77%
Including contingent deferred sales charges	-21.18%	-42.78%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	-20.49%	-39.90%
Including contingent deferred sales charges	-20.49%	-40.50%

Institutional Class (Commenced October 1, 1999)	-19.51%	-39.10%

Service Class (Commenced October 1, 1999)	-19.92%	-39.42%

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Investments
December 31, 2002

Shares	Description	Value
Common Stocks – 99.8%

Computer Hardware – 11.3%
247,250	Avocent Corp.*	$5,493,895
852,200	Cisco Systems, Inc.*	11,163,820
709,300	Dell Computer Corp.*	18,966,682
1,416,500	EMC Corp.*	8,697,310

		44,321,707

Computer Software – 10.1%
295,570	Intuit, Inc.*	13,868,144
501,770	Microsoft Corp.*	25,941,509

		39,809,653

Consumer Staples – 1.4%
195,830	Energizer Holdings, Inc.*	5,463,657

Hotel – 3.3%
1,224,000	Cendant Corp.*	12,827,520

Industrial Parts – 1.1%
81,300	W.W. Grainger, Inc.	4,191,015

Information Services – 5.3%
584,060	First Data Corp.	20,681,565

Internet – 5.1%
537,810	CheckFree Corp.*	8,605,498
209,490	Sabre Holdings Corp.*	3,793,864
670,404	TMP Worldwide, Inc.*	7,582,269

		19,981,631

Media – 39.9%
930,150	AOL Time Warner, Inc.*	12,184,965
1,795,157	Cablevision Systems Corp.*	30,050,928
441,534	Clear Channel Communications, Inc.*	16,464,803
517,500	Cox Communications, Inc.*	14,697,000
221,600	EchoStar Communications Corp.*	4,932,816
1,644,500	Liberty Media Corp.*	14,701,830
466,510	Metro-Goldwyn-Mayer, Inc.*	6,064,630
634,200	Univision Communications, Inc.*	15,537,900
620,221	Viacom, Inc. Class B*	25,280,208
442,750	Westwood One, Inc.*	16,541,140

		156,456,220

Security/ Asset Management – 4.1%
1,471,850	The Charles Schwab Corp.	15,969,573

Semiconductors – 6.6%
712,280	Integrated Circuit Systems, Inc.*	12,999,110
227,100	Intersil Corp.*	3,165,774
437,900	Texas Instruments, Inc.	6,572,879
163,200	Xilinx, Inc.*	3,361,920

		26,099,683

Specialty Retail – 1.0%
151,900	Williams-Sonoma, Inc.*	4,124,085

Wireless – 10.6%
4,509,030	Crown Castle International Corp.*	16,908,862
674,300	QUALCOMM, Inc.*	24,537,777

		41,446,639

TOTAL COMMON STOCKS
(Cost $668,279,107)		$391,372,948

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.7%

Joint Repurchase Agreement Account II^
$2,700,000	1.25%	01/02/2003	$2,700,000
Maturity Value: $2,700,188

TOTAL REPURCHASE AGREEMENT
(Cost $2,700,000)			$2,700,000

TOTAL INVESTMENTS BEFORE SECURITIES
LENDING COLLATERAL (Cost $670,979,107)			$394,072,948

Shares	Description	Value
Securities Lending Collateral – 7.0%

27,376,800	Boston Global Investment Trust – Enhanced Portfolio	$27,376,800

TOTAL SECURITIES LENDING COLLATERAL
(Cost $27,376,800)		$27,376,800

TOTAL INVESTMENTS
(Cost $698,355,907)		$421,449,748

*	Non-income producing security.

^	Joint repurchase agreement was entered into on December 31, 2002.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.       8

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Assets and Liabilities
December 31, 2002

Assets:

Investment in securities, at value (identified cost $670,979,107)	$394,072,948
Securities lending collateral, at value (which approximates cost)	27,376,800
Cash	116,903
Receivables:
Fund shares sold	725,466
Securities lending income	5,051
Reimbursement from investment adviser	3,976
Dividends	11,775
Other assets	313

Total assets	422,313,232

Liabilities:

Payables:
Payable upon return of securities loaned	27,376,800
Fund shares repurchased	2,053,288
Amounts owed to affiliates	657,625
Accrued expenses	160,238

Total liabilities	30,247,951

Net Assets:

Paid-in capital	2,003,360,794
Accumulated net realized loss on investment transactions	(1,334,389,354)
Net unrealized loss on investments	(276,906,159)

NET ASSETS	$392,065,281

Net asset value, offering and redemption price per share:(a)
Class A	$4.80
Class B	$4.68
Class C	$4.67
Institutional	$4.86
Service	$4.78

Shares outstanding:
Class A	30,663,175
Class B	32,965,756
Class C	16,000,408
Institutional	3,275,189
Service	15,455

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	82,919,983

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $5.08. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

9      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Operations
For the Year Ended December 31, 2002

Investment income:

Dividends	$152,771
Interest (including securities lending income of $31,159)	106,457

Total income	$259,228

Expenses:

Management fees	5,454,209
Distribution and Service fees(a)	3,707,323
Transfer Agent fees(b)	997,293
Printing fees	175,086
Custodian fees	133,152
Registration fees	63,652
Professional fees	42,276
Trustee fees	10,286
Service Share fees	731
Other	190,839

Total expenses	10,774,847

Less — expense reductions	(249,849)

Net expenses	10,524,998

NET INVESTMENT LOSS	(10,265,770)

Realized and unrealized gain (loss) on investment transactions:

Net realized loss from investment transactions	(437,682,479)
Net change in unrealized loss on investments	117,815,678

Net realized and unrealized loss on investment transactions	(319,866,801)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(330,132,571)

(a)	Class A, Class B and Class C Shares had Distribution and Service fees of $495,614, $2,149,768 and $1,061,941, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $376,667, $408,456, $201,769, $10,343 and $58, respectively.

The accompanying notes are an integral part of these financial statements.       10

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Changes in Net Assets
For the Year Ended December 31, 2002

From operations:

Net investment loss	$(10,265,770)
Net realized loss on investment transactions	(437,682,479)
Net change in unrealized loss on investments	117,815,678

Net decrease in net assets resulting from operations	(330,132,571)

From share transactions:

Proceeds from sales of shares	80,281,466
Cost of shares repurchased	(259,091,625)

Net decrease in net assets resulting from share transactions	(178,810,159)

TOTAL DECREASE	(508,942,730)

Net assets:

Beginning of year	901,008,011

End of year	$392,065,281

11      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Changes in Net Assets
For the Year Ended December 31, 2001

From operations:

Net investment loss	$(22,028,559)
Net realized loss on investment transactions	(743,902,818)
Net change in unrealized loss on investments	187,355,778

Net decrease in net assets resulting from operations	(578,575,599)

From share transactions:

Proceeds from sales of shares	253,692,977
Cost of shares repurchased	(505,521,818)

Net decrease in net assets resulting from share transactions	(251,828,841)

TOTAL DECREASE	(830,404,440)

Net assets:

Beginning of year	1,731,412,451

End of year	$901,008,011

The accompanying notes are an integral part of these financial statements.       12

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset					Net asset
	value,	Net	Net realized	Total from		value,
	beginning	investment	and unrealized	investment	From net	end of
	of period	loss(c)	gain (loss)	operations	realized gains	period

FOR THE YEARS ENDED DECEMBER 31,

2002 - Class A Shares	$7.91	$(0.08)	$(3.03)	$(3.11)	$—	$4.80
2002 - Class B Shares	7.77	(0.12)	(2.97)	(3.09)	—	4.68
2002 - Class C Shares	7.77	(0.12)	(2.98)	(3.10)	—	4.67
2002 - Institutional Shares	7.98	(0.06)	(3.06)	(3.12)	—	4.86
2002 - Service Shares	7.89	(0.09)	(3.02)	(3.11)	—	4.78

2001 - Class A Shares	11.90	(0.13)	(3.86)	(3.99)	—	7.91
2001 - Class B Shares	11.79	(0.20)	(3.82)	(4.02)	—	7.77
2001 - Class C Shares	11.78	(0.20)	(3.81)	(4.01)	—	7.77
2001 - Institutional Shares	11.97	(0.09)	(3.90)	(3.99)	—	7.98
2001 - Service Shares	11.88	(0.13)	(3.86)	(3.99)	—	7.89

2000 - Class A Shares	19.25	(0.20)	(6.94)	(7.14)	(0.21)	11.90
2000 - Class B Shares	19.20	(0.33)	(6.87)	(7.20)	(0.21)	11.79
2000 - Class C Shares	19.19	(0.33)	(6.87)	(7.20)	(0.21)	11.78
2000 - Institutional Shares	19.25	(0.13)	(6.94)	(7.07)	(0.21)	11.97
2000 - Service Shares	19.23	(0.21)	(6.93)	(7.14)	(0.21)	11.88
FOR THE PERIOD ENDED DECEMBER 31,

1999 - Class A Shares (commenced October 1)	10.00	(0.05)	9.30	9.25	—	19.25
1999 - Class B Shares (commenced October 1)	10.00	(0.08)	9.28	9.20	—	19.20
1999 - Class C Shares (commenced October 1)	10.00	(0.08)	9.27	9.19	—	19.19
1999 - Institutional Shares (commenced October 1)	10.00	(0.03)	9.28	9.25	—	19.25
1999 - Service Shares (commenced October 1)	10.00	(0.05)	9.28	9.23	—	19.23

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

13         The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

						Ratios assuming no
						expense reductions

	Net assets			Ratio of				Ratio of
	at end of	Ratio of		net investment		Ratio of		net investment		Portfolio
Total	period	net expenses to		loss to		expenses to		loss to		turnover
return(a)	(in 000s)	average net assets		average net assets		average net assets		average net assets		rate

(39.32)%	$147,055	1.51%		(1.46)%		1.56%		(1.51)%		28%
(39.77)	154,251	2.26		(2.21)		2.31		(2.26)		28
(39.90)	74,765	2.26		(2.21)		2.31		(2.26)		28
(39.10)	15,920	1.11		(1.06)		1.16		(1.11)		28
(39.42)	74	1.61		(1.56)		1.66		(1.61)		28

(33.53)	325,639	1.50		(1.37)		1.50		(1.37)		24
(34.10)	345,170	2.25		(2.12)		2.25		(2.12)		24
(34.04)	173,860	2.25		(2.12)		2.25		(2.12)		24
(33.33)	56,030	1.10		(0.97)		1.10		(0.97)		24
(33.59)	309	1.60		(1.40)		1.60		(1.40)		24

(37.24)	664,994	1.50		(1.13)		1.50		(1.13)		82
(37.65)	621,790	2.25		(1.88)		2.25		(1.88)		82
(37.67)	339,431	2.25		(1.88)		2.25		(1.88)		82
(36.88)	104,631	1.10		(0.74)		1.10		(0.74)		82
(37.28)	566	1.60		(1.29)		1.60		(1.29)		82

92.50	575,535	1.50	(b)	(1.29	)(b)	1.79	(b)	(1.58	)(b)	16
92.00	537,282	2.25	(b)	(2.04	)(b)	2.54	(b)	(2.33	)(b)	16
91.90	329,135	2.25	(b)	(2.05	)(b)	2.54	(b)	(2.34	)(b)	16
92.50	68,275	1.10	(b)	(0.88	)(b)	1.39	(b)	(1.17	)(b)	16
92.30	53	1.60	(b)	(1.35	)(b)	1.89	(b)	(1.64	)(b)	16

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Notes to Financial Statements
December 31, 2002

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Internet Tollkeeper Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the nasdaq system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes and reclaims where applicable. Interest income is determined on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Shareholders of Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans.

D. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as from net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodian under triparty repurchase agreements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, calculated daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

     Goldman Sachs has voluntarily agreed to limit “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees and expenses, litigation and indemnification costs, taxes, interest, brokerage commissions, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed 0.06% of the average daily net assets of the Fund. For the year ended December 31, 2002, the adviser reimbursed approximately $248,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2002, the custody fees were reduced by approximately $2,000 under such arrangements.

     Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended December 31, 2002, Goldman Sachs has advised the Fund that it retained approximately $35,000, $4,000 and $300, respectively, for Class A, Class B and Class C Shares.

     The Trust, on behalf of the Fund’s Class A, Class B and Class C Shares, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and personal and account maintenance services. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to receive a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class B or Class C Shares.

     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net asset value of the Service Shares.

     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such Transfer Agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

     At December 31, 2002, the amounts the Fund owed to affiliates were approximately $354,000, $239,000 and $65,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Notes to Financial Statements (continued)
December 31, 2002

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended December 31, 2002, were $153,976,055 and $346,234,006, respectively. For the year ended December 31, 2002, Goldman Sachs earned approximately $4,000 of brokerage commissions from portfolio transactions.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with the other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2002 is reported parenthetically on the Statement of Operations. A portion of this amount, $9,002, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2002, BGA earned fees of approximately $5,500 as securities lending agent. At December 31, 2002, the Fund loaned securities having a market value of $26,958,096 collateralized by cash in the amount of $27,376,800, which was invested in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware Business Trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. At December 31, 2002, the amount payable to Goldman Sachs upon return of securities loaned is $14,450,000.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended December 31, 2002, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

7. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

     At December 31, 2002, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $2,700,000 in principal amount. At December 31, 2002, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$460,600,000	1.20%	01/02/2003	$460,630,707

Banc of America Securities LLC	750,000,000	1.26	01/02/2003	750,052,500

Barclays Capital PLC	500,000,000	1.25	01/02/2003	500,034,722

Bear Stearns Companies, Inc.	1,000,000,000	1.25	01/02/2003	1,000,069,444

Deutsche Bank Securities, Inc.	500,000,000	1.25	01/02/2003	500,034,722

Greenwich Capital Markets	1,500,000,000	1.25	01/02/2003	1,500,104,167

J.P. Morgan Chase & Co., Inc.	1,000,000,000	1.24	01/02/2003	1,000,068,889

Lehman Brothers	1,400,000,000	1.27	01/02/2003	1,400,098,778

Morgan Stanley	1,579,400,000	1.25	01/02/2003	1,579,509,681

UBS Warburg LLC	2,500,000,000	1.25	01/02/2003	2,500,173,611

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$11,190,000,000			$11,190,777,221

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Notes to Financial Statements (continued)
December 31, 2002

8. ADDITIONAL TAX INFORMATION

As of December 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$—
Undistributed long-term capital gains	—

Total undistributed earnings	$—

Capital loss carryforward	(1,289,165,036)
Timing differences (post October losses)	(17,099,229)
Unrealized losses — net	(305,031,248)

Total accumulated earnings (losses) — net	$(1,611,295,513)

Capital loss carryforward years of expiration	2009-2010

At December 31, 2002, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

Tax Cost	$699,104,196
Gross unrealized gain	29,396,970
Gross unrealized loss	(334,428,218)

Net unrealized security gain (loss)	$(305,031,248)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and the recognition of gains on appreciated stock for tax purposes.

9. CERTAIN RECLASSIFICATIONS

In order to present the capital accounts on a tax basis, the Fund has reclassified $10,265,770 from paid-in capital to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund. This reclassification resulted primarily from the difference in the tax treatment of net operating losses.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2002		December 31, 2001

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,590,558	$58,301,736	13,863,504	$134,745,968
Shares repurchased	(21,101,430)	(118,648,078)	(28,574,363)	(250,586,649)

	(10,510,872)	(60,346,342)	(14,710,859)	(115,840,681)

Class B Shares
Shares sold	1,133,636	6,742,430	3,732,350	36,347,875
Shares repurchased	(12,579,664)	(67,290,403)	(12,077,861)	(105,374,054)

	(11,446,028)	(60,547,973)	(8,345,511)	(69,026,179)

Class C Shares
Shares sold	2,076,295	10,547,473	2,310,270	22,293,442
Shares repurchased	(8,464,799)	(45,013,733)	(8,739,449)	(77,419,537)

	(6,388,504)	(34,466,260)	(6,429,179)	(55,126,095)

Institutional Shares
Shares sold	936,875	4,687,815	6,143,919	60,260,767
Shares repurchased	(4,681,064)	(27,998,086)	(7,866,098)	(72,007,048)

	(3,744,189)	(23,310,271)	(1,722,179)	(11,746,281)

Service Shares
Shares sold	301	2,012	4,373	44,925
Shares repurchased	(23,943)	(141,325)	(12,870)	(134,530)

	(23,642)	(139,313)	(8,497)	(89,605)

NET DECREASE	(32,113,235)	$(178,810,159)	(31,216,225)	$(251,828,841)

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs Internet Tollkeeper Fund (one of the funds comprising the Goldman Sachs Trust) (the “Fund”), including the statement of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 1999 were audited by other auditors whose report, dated February 17, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Internet Tollkeeper Fund at December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.

New York, New York

February 7, 2003

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
	Position(s)	Term of		Portfolios in
	Held with	Office and		Fund Complex	Other
Name,	Goldman Sachs Trust	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	(the “Trust”)[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 60	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998 to present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (since 1989); Member of Cornell University Council (since 1992); Trustee of the Walnut Street Theater (since 1992); Trustee, Citizens Scholarship Foundation of America (since 1998); Director, Private Equity Investors-III and IV (since November 1998) and Equity-Limited Investors II (since April 2002); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (since 2000).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

Patrick T. Harker Age: 44	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (since February 2000); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (since July 1999); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

Mary Patterson McPherson Age: 67	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health educational programs) (since 1977); Director, Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (since 1997).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

Wilma J. Smelcer Age: 53	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (since April 2001). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

Richard P. Strubel Age: 63	Trustee	Since 1987	President, COO and Director, Unext, Inc. (provider of educational services via the internet) (since 1999); Director, Cantilever Technologies, Inc. (a private software company) (since 1999); Trustee, The University of Chicago (since 1987); Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); the Northern Mutual Fund Complex (57 Portfolios).

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Interested Trustees

				Number of
	Position(s)	Term of		Portfolios in
	Held with	Office and		Fund Complex	Other
Name,	Goldman Sachs Trust	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Gary D. Black Age: 41	Trustee	Since 2002	Managing Director, Goldman, Sachs & Co. (“Goldman Sachs”) (since June 2001); President—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-October 2002); Executive Vice President, AllianceBernstein (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999-October 2000) and Senior Research Analyst Sanford Bernstein (February 1992-December 1998). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

*James A. McNamara Age: 40	Trustee & Vice President	Since 2002 Since 2001	Managing Director, Goldman Sachs (since December 2000); Director of Institutional Fund Sales, Goldman Sachs Asset Management (“GSAM”) (April 1998-December 2000); Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).	61	None

			Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

*Alan A. Shuch Age: 53	Trustee	Since 1990	Advisory Director—Goldman Sachs Asset Management (“GSAM”) (since May 1999); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

*Kaysie P. Uniacke Age: 41	President & Trustee	Since 2002 Since 2001	President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2002). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001).	61	None

			Managing Director, Goldman Sachs (since 1997). Assistant Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (1997-2002).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2002, the Trust consisted of 55 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e.,“public companies”) or other investment companies registered under the Investment Company Act of 1940. Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of	Principal Occupation(s)
Name, Address And Age	With the Trust	Time Served[1]	During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 41	President & Trustee	Since 2002 Since 2001	President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2002). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001).

Managing Director, Goldman Sachs (since 1997). Assistant Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (1997-2002).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 4900 Sears Tower Chicago, IL 60606 Age: 40	Trustee & Vice President	Since 2002 Since 2001	Managing Director, Goldman Sachs (since December 2000); Director of Institutional Fund Sales, Goldman Sachs Asset Management (“GSAM”) (April 1998-December 2000); Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 38	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2001	Managing Director, Goldman Sachs (since November 2002) Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (since December 1997).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on December 16, 2002 (the “Meeting”) for the purpose of electing nine trustees of the Trust.

At the Meeting, Ashok N. Bakhru, Gary D. Black, Patrick T. Harker, James A. McNamara, Mary Patterson McPherson, Alan A. Shuch, Wilma J. Smelcer, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	38,115,103,054	0	78,161,501	0

Gary D. Black	38,118,912,965	0	74,351,590	0

Patrick T. Harker	38,118,709,249	0	74,555,307	0

James A. McNamara	38,118,863,514	0	74,401,042	0

Mary Patterson McPherson	38,117,855,582	0	75,408,974	0

Alan A. Shuch	38,117,329,648	0	75,934,908	0

Wilma J. Smelcer	38,117,103,238	0	76,161,317	0

Richard P. Strubel	38,116,893,596	0	76,370,960	0

Kaysie P. Uniacke	38,116,693,245	0	76,571,311	0

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **the Investment Management Division** of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $329.6 billion in assets under management as of December 31, 2002 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
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Innovative, Value-Added Investment Products

- Thoughtful Solutions
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Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.



INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
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International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund†
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund
- CORE℠ Tax-Managed Equity Fund

Specialty Funds

- Internet Tollkeeper Fund℠
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- High Yield Municipal Fund
- Global Income Fund
- High Yield Fund
- Core Fixed Income Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund*
- Enhanced Income Fund

Money Market Funds[1]

[1] *An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.*

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

* *Effective July 1, 2002 the Adjustable Rate Government Fund was renamed the Ultra-Short Duration Government Fund.*

† *The Goldman Sachs Concentrated Growth Fund was launched on September 3, 2002.*

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES Ashok N. Bakhru, Chairman Gary D. Black Patrick T. Harker James A. McNamara Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS & CO. Distributor and Transfer Agent OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary GOLDMAN SACHS ASSET MANAGEMENT Investment Adviser Visit our internet address: www.gs.com/funds This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money. Holdings listed are as of 12/31/02 and are not indicative of future holdings. Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund’s participation in the initial public offering (IPO) market during its initial start-up phase may have had a magnified impact on the Fund’s performance because of its relatively small asset base at start-up. As the Fund’s assets grow, it is probable that the effect of IPO investments on the Fund’s performance will not be as significant. The Fund is subject to greater risk of loss as a result of adverse economic business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund invests in “Internet Tollkeeper” companies, and its net asset value may fluctuate substantially over time. Because the Fund concentrates its investments in Internet Tollkeeper companies, the Fund’s performance may be substantially different from the returns of the broader stock market and of “pure” Internet funds. Past performance is not an indication of future returns and, depending on the timing of your investment, you may lose money even if the Fund’s past returns have been positive. Goldman, Sachs & Co. is the distributor of the Fund. Goldman Sachs Internet Tollkeeper Fund is a service mark of Goldman, Sachs & Co. Copyright 2003 Goldman, Sachs & Co. All rights reserved. Date of first use: March 1, 2003 03-299 / TOLLAR / 124.9K / 3-03